BlackRock Basic Value Fund, Inc.
(the “Fund”)

     Supplement dated November 20, 2015
to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated October 28, 2015

Effective December 1, 2015, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Footnote 1 to the Fund’s fee table relating to “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Key Facts about BlackRock Basic Value Fund, Inc. — Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock Basic Value Fund, Inc. — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% (0.75% with respect to Investor A Shares held prior to December 1, 2015) is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

Footnote 2 to the table in the section of the Prospectus entitled “Account Information — Details about the Share Classes — Investor A Shares — Initial Sales Charge Options” is deleted in its entirety and replaced with the following:

[2]	If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% (0.75% with respect to Investor A Shares held prior to December 1, 2015) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

The first paragraph in the section of the Prospectus entitled “Account Information — Details about the Share Classes — Investor A Shares at Net Asset Value” is deleted in its entirety and replaced with the following:

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% (0.75% with respect to Investor A Shares held prior to December 1, 2015) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers.”

Effective December 1, 2015, the following changes are made to the Fund’s Statement of Additional Information:

The section of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Placement Fees” as it relates solely to the Fund is revised as follows:

BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Funds.

	All Funds Except Balanced Capital	Balanced Capital
Less than $3,000,000	1.00%	0.75%
$3 million but less than $15 million	0.50%	0.50%
$15 million and above	0.25%	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% (0.75% for Balanced Capital) on the first $3 million and 0.50% on the final $1 million).

Shareholders should retain this Supplement for future reference.

ALLPRSAI-BV-1115SUP